UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2003

TECHE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	002-89561	72-1008552
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

606 South Main Street

St. Martinville, Louisiana  70582

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (337) 394-9726

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description
Exhibit 2.1

Agreement and Plan of Merger, dated as of October 27, 2003, by and between Teche Bancshares, Inc. and KSB Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on October 28, 2003)

Exhibit 99.1	Revised joint press release, dated October 29, 2003, titled “KSB Bancorp and Teche Bancshares Announce Merger Agreement.”

ITEM 9.	REGULATION FD DISCLOSURE.

On October 28, 2003, the Company issued a joint press release announcing the execution of the Merger Agreement.  On October 29, 2003, the joint press release was revised and reissued.  A copy of the revised press release is furnished as Exhibit 99.1 hereto.

Forward-Looking Statements

Certain statements contained in this report that are not historical facts including, but not limited to, statements that can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “anticipate”, “predict”, “plan”, “estimate” or “continue” or the negative thereof or other variations thereon, or comparable terminology, are forward-looking statements within the meaning of the Private Security Litigation Reform Act of 1995, that involve a number of risks and uncertainties.  The actual results of the future events described in such forward-looking statements in this report may differ materially from those stated in such forward-looking statements.  Among the factors that could cause actual results to differ materially are the risks and uncertainties set forth from time to time in the Company’s periodic reports, filings and other public statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHE BANCSHARES, INC.

Dated: October 29, 2003	By:	/s/ Alcee J. Durand
Alcee J. Durand
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 2.1

Agreement and Plan of Merger, dated as of October 27, 2003, by and between Teche Bancshares, Inc. and KSB Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on October 28, 2003)

Exhibit 99.1	Revised joint press release, dated October 29, 2003, titled “KSB Bancorp and Teche Bancshares Announce Merger Agreement.”